UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                            ------------------

                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                             December 1, 2009

                            ------------------

                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                       0-14690                      47-0648386
(State or other jurisdiction of  (Commission File             (IRS Employer
incorporation)                        Number)           Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                                                       68145
(Address of principal                                            (Zip Code)
executive offices)

    Registrant's telephone number, including area code:  (402) 895-6640


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)  Compensatory Arrangements of Certain Officers.
     ---------------------------------------------

On December 1, 2009, the Compensation Committee (the "Committee") of the Board of Directors of the registrant approved the following performance-based compensation awards, in the form of annual cash bonuses, and long-term incentive compensation awards, in the form of restricted stock, to the registrant's principal executive officer, principal financial officer and other named executive officers:


                                                             CASH     RESTRICTED
NAME                                TITLE                    BONUS       STOCK
----                                -----                    -----       -----

Clarence L. Werner          Chairman of the Board              $0          0

Gary L. Werner                  Vice Chairman               $205,000    30,000

Gregory L. Werner       President and Chief Executive       $300,000    30,000
                                   Officer

Derek J. Leathers     Senior Executive Vice President -     $240,000    30,000
                            Value Added Services &
                      International and Chief Operating
                                   Officer

John J. Steele            Executive Vice President,         $110,000    10,000
                        Treasurer and Chief Financial
                                   Officer


The annual cash bonuses were awarded under the registrant's discretionary annual cash bonus program and will be paid on December 7, 2009. Such performance-based compensation awards are determined at the sole discretion of the Committee.

The restricted stock was awarded in accordance with the provisions of the Werner Enterprises, Inc. Equity Plan and is subject to service-based vesting provisions. The shares will vest annually in five increments of 20% each, beginning 3 years after the grant date. The awards will become fully vested on December 1, 2016. The notice of grant pursuant to which the Company makes awards of restricted stock is included as an exhibit to this Form 8-K. Such long-term incentive compensation awards are determined at the sole discretion of the Committee.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.
     ---------

     10.1 Form of Restricted Stock Award Agreement for recipients under the Werner Enterprises, Inc. Equity Plan.




                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      December 4, 2009             By:  /s/ John J. Steele
         -----------------------             ------------------------------
                                             John J. Steele
                                             Executive Vice President,
                                              Treasurer and Chief
                                              Financial Officer


Date:      December 4, 2009             By:  /s/ James L. Johnson
         -----------------------             ------------------------------
                                             James L. Johnson
                                             Senior Vice President,
                                              Controller and Corporate
                                              Secretary